SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K
                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     April 16, 1999

                       FOAMEX INTERNATIONAL INC.
        (Exact name of registrant as specified in its charter)

Delaware                            0-22624                      05-0473908
(State or other                (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)

1000 Columbia Avenue, Linwood, PA                            19061
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (610) 859-3000

                            Not Applicable
     (Former name or former address, if changed from last report)

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Item 5.  Other Events
      On April 16, 1999, Foamex International Inc. (the "Company") issued a press release providing updated financial information for the fourth quarter and year-ended December 31, 1998 which remains subject to completion of the audit process by PricewaterhouseCoopers LLP, the Company's independent auditors.
The information provided supplemented the preliminary unaudited financial information provided on March 16, 1999. In the press release, the Company stated that final audited results could differ and also stated the filing of the Form 10-K for fiscal year 1998 for the Company and its subsidiaries would occur upon completion of the audit. The Company also disclosed certain information relating to the adjustment of financial covenants in the credit agreements of certain of its subsidiaries and stated that it may be required to reclassify certain of its debt obligations as current liabilities.

Item 7.  Financial Statements and Exhibits

      (a)  Financial Statements of businesses acquired:
            None.

      (b)  Pro Forma financial information:
            None.

      (c)  Exhibits:

      99.1 Press Release of Foamex International Inc., dated April 16, 1999 regarding preliminary earnings.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FOAMEX INTERNATIONAL INC.

                                           /s/ John A. Feenan
                                    --------------------------------
                                    Name:  John A. Feenan.
                                    Title: Executive Vice President,
                                           Chief Financial Officer

April 20, 1999

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                                  EXHIBIT INDEX
Exhibit
-------
99.1 Press Release of Foamex International Inc., dated April 16, 1999 regarding preliminary earnings.



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